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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB Number: 323 5-0060 Expires: April 30, 2009 Estimated average burden hours per response.............5.0

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2007

Naturade, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-7106-A	23-2442709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 S. State College Blvd., Suite 210, Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 860-7600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)
☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

The Company was informed by Redux Holdings, Inc. (“Redux”) that on June 12, 2007, the lender that was to fund Redux $1,500,000 for its required payment to fund the Company’s Chapter 11 Reorganization Plan (the “Plan”) had withdrawn its offer. Redux has also informed the Company it is in discussions with another lender to fund its payment of the Plan. On June 15, 2007, based on the information provided the Company by Redux, Company management informed all of its creditors including Laurus Master Fund (“Laurus”), the senior secured creditor, of the disclosure by Redux and they have all indicated their continued support. Based on their conversation with Laurus, Company management is confident of Laurus’ continued financial support pending funding of the Plan by Redux.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Naturade, Inc.
(Registrant)

Date: June 18, 2007	/s/ Richard Munro
Richard Munro,
Chief Executive Officer

*Print name and title of the signing officer under his signature.